Security Benefit Advisor Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated January 16, 2006,
To Prospectus Dated May 1, 2005

Effective January 16, 2006, a Bonus Amount is available under the Bonus Match Rider even if the Owner does not have in effect an affinity credit card. The section of the Prospectus entitled “Definitions” is amended by deleting the definition of “Bonus Amount” and replacing it with the following:

Bonus Amount — An amount added to Contract Value during the Bonus Match Period under the Bonus Match Rider. The Company applies the Bonus Amount to the first $10,000 in Purchase Payments in any Contract Year that are made under a salary reduction agreement in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code.

The section of the Prospectus entitled “Bonus Match” is deleted in its entirety and replaced with the following:

Bonus Match — This rider is not available in all states and is available only in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code. You may elect this rider at Contract issue or any time thereafter. Upon the Company’s acceptance of your election of the rider, the rider will be in effect as of the Valuation Date the Company receives your rider election form or written request electing the rider.

The rider provides for the Company to add a Bonus Amount to your Contract Value during the “Bonus Match Period,” which is the period that begins on the date the rider is first in effect and ends on the earlier of: (1) the fifth anniversary of the rider’s date of issue, or (2) termination of the rider. The Company will apply the Bonus Amount only to the first $10,000 in salary reduction Purchase Payments in any Contract Year. You may have in effect on your Contract both a Bonus Match Rider and an Extra Credit Rider; provided, however, that each rider calculates the Bonus Amount and Credit Enhancement amount, respectively, on the basis of Purchase Payments, which do not include any Bonus Amount or Credit Enhancement. See “Extra Credit.”

The Bonus Amount is an amount equal to the applicable percentage of Purchase Payments applied to your Contract under a salary reduction arrangement while the rider is in effect. The Company will apply Bonus Amounts to your Contract Value on the Valuation Date next following the Valuation Date on which such salary reduction Purchase Payment is applied. As set forth in the applicable table below, the Bonus Amount percentage is based on the amount of Contract Value as of the date that the Bonus Amount is applied. Bonus Amounts will be allocated among the Subaccounts in the same proportion as the applicable salary reduction Purchase Payment.

The Company applies the Bonus Amount percentage under Table 1 or 2 below based upon whether you have in effect an active affinity credit card. Table 1 applies to salary reduction Purchase Payments received if you do not have an active affinity credit card as of the date of receipt of such Purchase Payment:

Table 1
Contract Value as of Date Bonus Amount is Applied	Bonus Amount (As a % of Salary Reduction Purchase Payments)
Less than $50,000	1%
$50,000 up to $100,000	2%
$100,000 up to $250,000	3%
$250,000 or more	4%

Table 2 applies if you have: (1) completed the affinity credit card application provided by the Company; (2) received approval from the affinity credit card issuer selected by the Company; (3) made first use of the affinity credit card; and (4) your affinity credit card is active upon the date of receipt of the salary reduction Purchase Payment. The Company requires that you keep the affinity credit card active and enter into a new affinity credit card arrangement if any current card arrangement is terminated to keep the Bonus Amount in Table 2 in effect.

Table 2
Contract Value as of Date Bonus Amount is Applied	Bonus Amount (As a % of Salary Reduction Purchase Payments)
Less than $50,000	4%
$50,000 up to $100,000	6%
$100,000 up to $250,000	8%
$250,000 or more	10%

During the Bonus Match Period, if the Owner does not maintain an active affinity credit card, the Bonus Amount in Table 2 will terminate automatically, and the Bonus Amount percentage under Table 1 shall apply to salary reduction Purchase Payments received while the affinity credit card is not active. If the Owner later reactivates the credit card, the Bonus Amount percentage under Table 2 will apply to salary reduction Purchase Payments received after the Company receives notice from the affinity credit card issuer that you have reactivated the card and first use has occurred for so long as the credit card is active. The Owner may elect not to apply for the affinity credit card and receive Bonus Amounts only under Table 1 above.

The Company guarantees that it will pay the applicable Bonus Amounts during the Bonus Match Period. In its sole discretion, the Company may add Bonus Amounts to your Contract Value after the fifth anniversary of the rider’s date of issue, but any such additional Bonus Amounts are not guaranteed and will be paid only while the rider is in effect.

At the end of each calendar year while this rider is in effect, the Company in its sole discretion may elect to add to Contract Value an “Additional Amount” equal to: (a) amounts the Company earned during the calendar year in connection with credit card purchases by all owners of the rider under the credit card arrangement (currently 1.10% of credit card purchases), net of any amounts deducted by the Company to administer the credit card arrangement; less (b) Bonus Amounts added to Contract Value of owners of the rider during the calendar year; plus (c) a portion of sponsorship dollars, if any, solicited or contributed by the Company and accrued during the calendar year. The Additional Amount shall be determined by the Company and allocated to the Owner on the basis of the amount of salary reduction Purchase Payments applied to the Contract during the calendar year relative to salary reduction Purchase Payments made by other owners of the rider. The Company shall add any such Additional Amounts to Contract Value on a Valuation Date not later than the last Valuation Date of January in the following calendar year; provided that the rider is in effect on that date and the Additional Amount is greater than $0.

At any time after the fifth anniversary of the rider’s date of issue, the Company reserves the right to terminate the rider and make no further payments of Bonus Amounts or Additional Amounts. Effective upon the date of any rider termination, the Company will stop deducting the rider charge.

The Bonus Amounts and any Additional Amounts vest immediately but are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amount or Additional Amount. In the event that you exercise your right to cancel during the free look period, the Company will reduce your Contract Value by the current value of any Bonus Amount or Additional Amount that has been applied to your Contract Value.

In the event that the death benefit under your Contract is based upon the sum of all Purchase Payments made by the Owner, Purchase Payments shall not include any Bonus Amounts or Additional Amounts paid under this rider. In the event that the death benefit under your Contract is based upon Purchase Payments increased at an annual rate of interest (“Guaranteed Growth Death Benefit”), Purchase Payments shall not include any Bonus Amounts or Additional Amounts paid under this rider. The Company will not recapture any Bonus Amounts or Additional Amounts from the death benefit under the Contract.

If you have elected the Guaranteed Minimum Income Benefit Rider, neither Bonus Amounts nor Additional Amounts are included in Purchase Payments for the purpose of calculating benefits under the Guaranteed Minimum Income Benefit Rider.

The Company expects to make a profit from the charge for this rider and funds payment of the Bonus Amounts through the rider charge and amounts earned under the credit card arrangement. The Bonus Match Rider would make sense for you only if (1) you have Contract Value in excess of $10,000 and you plan to make salary reduction Purchase Payments, or (2) you have Contract Value less than $10,000 but expect to make salary reduction Purchase Payments of more than $2,500 in each Contract Year ($625 in each Contract Year if you have an active affinity credit card). If you make salary reduction Purchase Payments of less than $2,500 (less than $625 if you have an active affinity credit card) and the rider charge is imposed based upon Contract Value of less than $10,000, then the cost of the rider will exceed its benefit and you will be worse off than if you had not purchased the rider.

Please Retain This Supplement For Future Reference